SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 11, 2004
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


      5511                                                01-0609375
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(Commission File Number)                      (IRS Employer Identification No.)


 Three Landmark Square, Suite 500, Stamford, CT                   06901
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    (Address of principal executive offices)                    (Zip Code)

                                 (203) 356-4400
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)





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Item 5.  Other Events and Regulation FD Disclosure.

The registrant issued a press release on February 11, 2004 announcing that it has changed the release date of its financial results for the fourth quarter and year ended December 31, 2003, which press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit No.                Description

99.1                       Press Release dated February 11, 2004.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ASBURY AUTOMOTIVE GROUP, INC.



Date:  February 11, 2004            By:  /s/ Kenneth B. Gilman
                                         -----------------------------------
                                    Name:  Kenneth B. Gilman
                                    Title: Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated February 11, 2004